UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010

SMARTHEAT INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34246	98-0514768
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A-1, 10, Street 7 Shenyang Economic and Technological Development Zone Shenyang, China	110027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 24-2519-7699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Entry into a Material Definitive Agreement.

On November 18, 2010, SmartHeat Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., as representative of the underwriters identified therein (collectively, the “Underwriters”), relating to the public offering by the Company of 5,000,000 shares (the “Firm Stock”) of the Company’s common stock, par value $.001 per share (the “Common Stock”), at a public offering price of $5.00 per share. The Company granted the Underwriters an option to purchase up to an additional 750,000 shares (the “Option Stock”) of Common Stock to cover over-allotments, if any. Pursuant to the Underwriting Agreement, on November 23, 2010, the Company sold to the Underwriters a total of 5,740,814 shares, which included the Firm Stock and, as a result of the exercise by the Underwriters of their over-allotment option, 740,814 shares of the Option Stock. After underwriting discounts and commissions but before expenses, the Company received net proceeds of $27,268,866.50.

The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On November 17, 2010, the Company issued a press release announcing the offering of the Firm Stock to be sold pursuant to the Underwriting Agreement described in Item 1.01. A copy of the press release is attached hereto as Exhibit 99.1.

On November 18, 2010, the Company issued a press release announcing the pricing of the offering of the Firm Stock to be sold pursuant to the Underwriting Agreement described in Item 1.01. A copy of the press release is attached hereto as Exhibit 99.2.

On November 23, 2010, Holland & Hart LLP delivered its legality opinion with respect to the Firm Stock and Option Stock. A copy of the legality opinion is attached hereto as Exhibit 5.1 and incorporated herein by reference.

On November 23, 2010, the Company issued a press release announcing the closing of the sale of the Firm Stock and Option Stock. A copy of the press release is attached hereto as Exhibit 99.3.

Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated November 18, 2010, between SmartHeat Inc. and Barclays Capital Inc., as representative of the underwriters identified therein
5.1	Opinion of Holland & Hart LLP
23.1	Consent of Holland & Hart LLP (included in the opinion filed as Exhibit 5.1)
99.1	Press Release, dated November 17, 2010
99.2	Press Release, dated November 18, 2010
99.3	Press Release, dated November 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTHEAT INC.
(Registrant)

Date:	November 23, 2010	By:	/s/ Jun Wang
		Name:	Jun Wang
		Title:	Chief Executive Officer